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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 29, 2000


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         TENNESSEE                     000-27694                62-1201561
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)        Identification Number)


          3800 FOREST HILL-IRENE, SUITE 100, MEMPHIS, TENNESSEE     38125
                 (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective April 29, 2000, Technology Management Resources, Inc. ("TMR"), a Tennessee corporation and a wholly-owned subsidiary of the Registrant, sold substantially all of its assets to MAXIMUS, Inc., a Virginia corporation. The purchase price was $10,000,000, including liabilities assumed, and $1,000,000 of the purchase price was paid into an escrow account to secure the indemnity obligations of TMR and the Registrant. The assets primarily consisted of equipment, leases, other contracts, goodwill and intellectual property used by TMR in its governmental consulting business. The purchase price was negotiated at arms length between the parties taking into account the historical operating results and the existing consulting contracts of TMR.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b) Pro Forma Financial Information. The pro forma financial information required to be filed pursuant to Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information by amendment to the Form 8-K no later than July 11, 2000.

        (c) Exhibits. The following exhibits are filed pursuant to Item 601 of Regulation S-K:


              Exhibit
              Number                               Description
              ------                               -----------
              2.1                 Asset Purchase Agreement dated as of April 29,
                                  2000 by and among TMR, the Registrant and
                                  MAXIMUS, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2000


                                        SCB COMPUTER TECHNOLOGY, INC.



                                        By:  /s/ Michael J Boling
                                           -------------------------------------
                                              Michael J. Boling
                                              Executive Vice President - Finance
                                              and Chief Financial Officer





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